Exhibit 32.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

In connection with the annual report on Form 10-K of Spine Pain Management, Inc, formerly known as “Versa Card, Inc.”  (the "Company") for the year ended December 31, 2009, as filed with the Securities and Exchange Commission on the date hereof (the "Covered Report"), I, William F. Donavan, Interim Principal Financial Officer of the Company, pursuant to 18 U.S.C. Sec.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, hereby certify that:

The Covered Report fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

The information contained in the Covered Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

IN WITNESS WHEREOF, I have executed this certificate as of this 31st day of March, 2010.

/s/ William F. Donavan
By: William F. Donavan, Interim Principal Financial Officer

Date: March 31, 2010